Exhibit 99.2

                                     $280MM
                                  (Approximate)

                  MASTR Adjustable Rate Mortgages Trust 2003-7
                                    (Issuer)

                Mortgage Asset Securitization Transactions, Inc.
                                   (Depositor)

                    UBS Warburg Real Estate Securities Inc.
                                  (Transferor)

                        Wells Fargo Bank Minnesota, N.A.
                                (Master Servicer)

                Mortgage Pass-Through Certificates, Series 2003-7

               Initial Certificate
                     Principal                                                                                       Expected
                    Balance or                                                                                    Initial Rating
                  Notional Amount    Initial Pass-                         Initial W.A. Months to    W.A. Reset     of Offered
   Class              (1)(2)         Through Rate      Principal Types              Reset              Margin     Certificates(3)
------------   --------------------  -------------    ---------------      ----------------------    ----------   ---------------
  Offered
Certificates
Class 1-A-1       $ [28,800,000]     [3.040]%(4)      Senior, Pass-Through            31              [1.750]%         AAA
Class 1-A-X       $ (5)              [1.100]%(6)      Senior, Notional IO            N/A                N/A            AAA
Class 2-A-1       $ [38,900,000]     [3.840]%(7)      Senior, Pass-Through            35              [1.750]%         AAA
Class 2-A-X       $ (5)              [1.647]%(8)      Senior, Notional IO            N/A                N/A            AAA
Class 3-A-1       $ [75,000,000]     [3.930]%(9)      Senior, Pass-Through            56              [1.750]%         AAA
Class 3-A-X       $ (5)              [0.556]%(10)     Senior, Notional IO            N/A                N/A            AAA
Class 4-A-1       $ [57,000,000]     [4.540]%(11)     Senior, Pass-Through            58              [1.750]%         AAA
Class 4-A-X       $ (5)              [1.183]%(12)     Senior, Notional IO            N/A                N/A            AAA
Class 5-A-1       $ (13)             (13)             Senior, Floater                (13)               (13)           AAA
Class A-R         $ 100              [4.140]%(14)     Senior, Residual               N/A                N/A            AAA
Class B-1         $ [5,590,000]      [4.985]%(15)     Subordinate                     49              [2.253]%         AA
Class B-2         $ [2,550,000]      [4.985]%(15)     Subordinate                     49              [2.253]%          A
Class B-3         $ [1,670,000]      [4.985]%(15)     Subordinate                     49              [2.253]%         BBB
Class 5-M-1       $ (13)             (13)             Mezzanine, Floater             (13)               (13)           AA
Class 5-M-2       $ (13)             (13)             Mezzanine, Floater             (13)               (13)            A

Non-Offered
Certificates
Class B-4         $ [1,370,000]      [4.985]%(15)     Subordinate                     49              [2.253]%         BB
Class B-5         $ [780,000]        [4.985]%(15)     Subordinate                     49              [2.253]%         B
Class B-6         $ [780,000]        [4.985]%(15)     Subordinate                     49              [2.253]%         NR

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein relating to the mortgage loans will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

(1) Approximate, subject to adjustment as described in the prospectus supplement.

(2)   Assumes variance of +/- 5%.

(3) A description of the ratings of the offered certificates is set forth under the heading "Ratings" in the prospectus supplement.

(4) The pass-through rate for the Class 1-A-1 certificates for each distribution date through and including the distribution date in July 2006 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

      the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [1.100085]%. The pass-through rate for the Class 1-A-1 certificates for each distribution date following the distribution date in July 2006 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.293]%.

(5) The Classes 1-A-X, 2-A-X, 3-A-X and 4-A-X certificates are interest-only certificates and will not be entitled to distributions in respect of principal and will bear interest on their respective notional amounts.

(6) The pass-through rate for the Class 1-A-X certificates for each distribution date through and including the distribution date in July 2006 will be a per annum rate equal to [1.100085]%. The pass-through rate for the Class 1-A-X certificates for each distribution date following the distribution date in July 2006 will be a per annum rate equal to [0.293]%.

(7) The pass-through rate for the Class 2-A-1 certificates for each distribution date through and including the distribution date in November 2006 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [1.6474]%. The pass-through rate for the Class 2-A-1 certificates for each distribution date following the distribution date in November 2006 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.75]%.

(8) The pass-through rate for the Class 2-A-X certificates for each distribution date through and including the distribution date in November 2006 will be a per annum rate equal to [1.6474]%. The pass-through rate for the Class 2-A-X certificates for each distribution date following the distribution date in November 2006 will be a per annum rate equal to [0.75]%.

(9) The pass-through rate for the Class 3-A-1 certificates for each distribution date through and including the distribution date in August 2008 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.556625]%. The pass-through rate for the Class 3-A-1 certificates for each distribution date following the distribution date in August 2008 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.256]%.

(10) The pass-through rate for the Class 3-A-X certificates for each distribution date through and including the distribution date in August 2008 will be a per annum rate equal to [0.556625]%. The pass-through rate for the Class 3-A-X certificates for each distribution date following the distribution date in August 2008 will be a per annum rate equal to [0.256]%.

(11) The pass-through rate for the Class 4-A-1 certificates for each distribution date through and including the distribution date in October 2008 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [1.183878]%. The pass-through rate for the Class 4-A-1 certificates for each distribution date following the distribution date in October 2008 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.75]%.

(12) The pass-through rate for the Class 4-A-X certificates for each distribution date through and including the distribution date in October 2008 will be a per annum rate equal to [1.183878]%. The pass-through rate for the Class 4-A-X certificates for each distribution date following the distribution date in October 2008 will be a per annum rate equal to [0.75]%.

(13)  See accompanying term sheet for description of the class 5 certificates.

(14) The pass-through rate for the Class A-R certificates will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first group.

(15) The pass through rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates for each distribution date will be a per annum rate equal to the weighted average (weighted on the basis of the portion of the aggregate principal balance of the subordinate certificates attributable to each loan group (other than the fifth loan group) as of the business day immediately prior to that distribution date) of the net mortgage rates on the loans in each loan group (other than the fifth loan group).

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

SUMMARY

Relevant Parties

Issuer ............................... MASTR Adjustable Rate Mortgages Trust
                                       2003-7. The trust will be established
                                       under a pooling and servicing agreement
                                       among Mortgage Asset Securitization
                                       Transactions, Inc., as depositor, and
                                       JPMorgan Chase Bank, as trustee.

Depositor ............................ Mortgage Asset Securitization
                                       Transactions, Inc., a Delaware
                                       corporation. The depositor's address is
                                       1285 Avenue of the Americas, New York,
                                       New York 10019, telephone number (212)
                                       713-2000. See "The Depositor" in the
                                       prospectus.

Master Servicer ...................... Wells Fargo Bank Minnesota, N.A., a
                                       national banking association. The master servicer's principal office is located at 9062 Old Annapolis Road, Columbia, Maryland 21045. See "The Master Servicer and the Servicers--The Master Servicer" in the prospectus supplement.

Transferor ........................... UBS Warburg Real Estate Securities Inc.
                                       The transferor's address is 1285 Avenue
                                       of the Americas, New York, New York
                                       10019, telephone number (212) 713-2000.

Trustee............................... JPMorgan Chase Bank, a New York banking corporation. The trustee's principal
                                       office is 4 New York Plaza, 6th Floor,
                                       New York, New York 10004-2477. See "The
                                       Pooling and Servicing Agreement--The
                                       Trustee" in the prospectus supplement.

Relevant Dates

Cut-Off Date ......................... December 1, 2003.

Closing Date ......................... On or about December 29, 2003.

Investor Settle Date ................. On or about December 30, 2003.

Distribution Date .................... The 25th day of each month or, if that day is not a business day, the next
                                       business day, beginning in January 2004.

Servicer Remittance Date ............. For each servicer the 18th day of each month (or, if that day is not a business day, the immediately following business day).

Interest Accrual Period .............. For each class of certificates, the calendar month immediately prior to the
                                       month in which the relevant distribution date occurs.

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

Optional Termination ................. The master servicer may, at its option, repurchase all but not less than all of
                                       the loans in the trust on any
                                       distribution date on or after the first
                                       date on which the current aggregate
                                       scheduled principal balance, as of that
                                       date of determination, is less than 5% of the aggregate scheduled principal balance of the loans as of the cut-off date.

Credit Enhancement ................... Credit enhancements may reduce the harm caused to holders of certificates by
                                       shortfalls in payments collected on the
                                       loans. Credit enhancements can reduce the effect of shortfalls on all classes of offered certificates, or they can allocate shortfalls so they affect some classes before others.

                                       Subordination. The group 1, group 2,
                                       group 3, and group 4 senior certificates will receive distributions of interest and principal, as applicable, before the subordinate certificates are entitled to receive distributions of interest or principal. In addition, each class of subordinate certificates will receive distributions of interest and principal prior to any other class of subordinate certificates with a higher alphanumerical class designation. The subordinate certificates, in reverse order of alphanumerical class designation, will absorb most losses on the group 1, group 2, group 3, and group 4 mortgage loans, other than certain excess losses, prior to other classes of certificates.

                                       In addition to the subordination
                                       structure described above, the credit
                                       enhancement for the group 5 certificates will also consist of excess interest and overcollateralization. The overcollateralization amount is the excess of the aggregate principal balance of the loans in loan group 5 over the aggregate principal balances of the group 5 certificates. Generally, because more interest is required to be paid by the borrowers on group 5 loans than is necessary to pay the interest accrued on the group 5 certificates and the expenses of the trust fund allocable to such certificates, there is expected to be excess interest each month. If the overcollateralization amount is reduced below the specified overcollateralization amount as a result of losses on the group 5 loans, the trust fund will apply some or all of this excess interest as principal payments on the group 5 certificates until the specified overcollateralization amount is reached, resulting in a limited acceleration of principal of the group 5 certificates relative to the group 5 loans. This acceleration feature is intended to restore overcollateralization. Once the required level of overcollateralization is restored, the acceleration feature will cease, unless it becomes necessary again to maintain the required level of overcollateralization.

                                       The actual level of overcollateralization may increase or decrease over time based upon whether the specified overcollateralization


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

                                       amount has been reached. This could
                                       result in a temporarily faster or slower amortization of the group 5 certificates.

Last Scheduled
Distribution Date .................... December 25, 2033

Collateral ........................... The Trust's main source of funds for making distributions on the certificates will be collections on five pools of closed-end, adjustablerate loans secured by first mortgages or deeds of trust on residential one- to four-family properties.

Tax Status ........................... Elections will be made to treat the assets of the trust as three separate
                                       real estate mortgage investment conduits or REMICs designated as the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC, respectively. The offered certificates, other than the Class A-R certificates, will be treated as debt instruments of a REMIC for federal income tax purposes. The Class A-R certificates will be treated as the residual interests in each of the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC.

ERISA Considerations ................. If you are a fiduciary of any retirement plan or other employee benefit
                                       arrangement subject to the Employee
                                       Retirement Income Security Act of 1974,
                                       as amended, or Section 4975 of the
                                       Internal Revenue Code of 1986, you should consult with counsel as to whether you can buy or hold an offered certificate. The residual certificates may not be purchased or transferred to such a plan.

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

2A1

Balance        $38,900,000         Delay          24             WAC(1)               5.737

Coupon         3.840               Dated          12/1/2003      WAM(1)               359

Settle         12/30/2003          First Payment  1/25/2004      Target Reset Margin: 1.750

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 35 MONTHS AND THE 5% CLEANUP CALL.
FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 35, THEN GROUP 2 NWAC -
1.6474, ELSE GROUP 2 NWAC - .75

                              10 CPR           15 CPR           20 CPR           25 CPR            30 CPR            40 CPR
               100-24          3.441            3.405            3.364            3.319             3.269             3.149

               100-25          3.427            3.390            3.349            3.302             3.250             3.127

               100-26          3.414            3.376            3.333            3.285             3.232             3.105

               100-27          3.401            3.361            3.317            3.268             3.213             3.083

               100-28          3.387            3.347            3.302            3.251             3.195             3.060

               100-29          3.374            3.332            3.286            3.234             3.176             3.038

               100-30          3.361            3.318            3.270            3.217             3.157             3.016

               100-31          3.347            3.304            3.255            3.200             3.139             2.994

               101-00          3.334            3.289            3.239            3.183             3.120             2.972

               101-01          3.321            3.275            3.223            3.166             3.102             2.950

               101-02          3.307            3.260            3.208            3.149             3.083             2.927

               101-03          3.294            3.246            3.192            3.132             3.065             2.905

               101-04          3.281            3.232            3.177            3.115             3.046             2.883

               101-05          3.267            3.217            3.161            3.098             3.028             2.861

               101-06          3.254            3.203            3.145            3.081             3.009             2.839

               101-07          3.241            3.188            3.130            3.064             2.991             2.817

               101-08          3.228            3.174            3.114            3.047             2.972             2.795

Spread @ Center Price             86               93               99              105               110               117

                  WAL           2.47             2.28             2.10             1.92              1.76              1.46

             Mod Durn          2.317            2.140            1.973            1.813             1.664             1.392

     Principal Window      Jan04 - Nov06    Jan04 - Nov06    Jan04 - Nov06    Jan04 - Nov06     Jan04 - Nov06     Jan04 - Nov06

            LIBOR_6MO          1.229            1.229            1.229            1.229             1.229             1.229

            LIBOR_IYR          1.454            1.454            1.454            1.454             1.454             1.454

              CMT_1YR          1.290            1.290            1.290            1.290             1.290             1.290


                               50 CPR            60 CPR            70 CPR           80 CPR
               100-24           2.997             2.793             2.503            2.076

               100-25           2.970             2.760             2.461            2.021

               100-26           2.944             2.727             2.419            1.966

               100-27           2.917             2.694             2.377            1.911

               100-28           2.890             2.661             2.336            1.856

               100-29           2.863             2.628             2.294            1.802

               100-30           2.836             2.594             2.252            1.747

               100-31           2.809             2.561             2.210            1.692

               101-00           2.783             2.529             2.168            1.637

               101-01           2.756             2.496             2.126            1.583

               101-02           2.729             2.463             2.085            1.528

               101-03           2.702             2.430             2.043            1.473

               101-04           2.676             2.397             2.001            1.419

               101-05           2.649             2.364             1.960            1.364

               101-06           2.622             2.331             1.918            1.310

               101-07           2.595             2.298             1.877            1.255

               101-08           2.569             2.265             1.835            1.201

Spread @ Center Price             117               107                81               37

                  WAL            1.20              0.97              0.76             0.57

             Mod Durn           1.152             0.936             0.739            0.564

     Principal Window       Jan04 - Nov06     Jan04 - Nov06     Jan04 - Jun06    Jan04 - Nov05

            LIBOR_6MO           1.229             1.229             1.229            1.229

            LIBOR_IYR           1.454             1.454             1.454            1.454

              CMT_1YR           1.290             1.290             1.290            1.290

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

2A1

Balance        $38,900,000         Delay               24             WAC(1)                 5.737

Coupon         4.610               Dated               12/1/2003      WAM(1)                 359

Settle         12/30/2003          First Payment       1/25/2004      Target Reset Margin:   1.750

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 35 MONTHS AND THE 5% CLEANUP CALL.
FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 35, THEN GROUP 2 NWAC -.8774, ELSE GROUP 2 NWAC - .75

                             10 CPR            15 CPR            20 CPR            25 CPR            30 CPR            40 CPR
               101-24         3.766             3.692             3.610             3.519             3.416             3.174

               101-25         3.752             3.678             3.595             3.502             3.398             3.152

               101-26         3.739             3.664             3.579             3.485             3.379             3.130

               101-27         3.726             3.649             3.563             3.468             3.361             3.108

               101-28         3.712             3.635             3.548             3.451             3.342             3.086

               101-29         3.699             3.620             3.532             3.434             3.324             3.064

               101-30         3.686             3.606             3.517             3.417             3.306             3.042

               101-31         3.672             3.592             3.501             3.400             3.287             3.020

               102-00         3.659             3.577             3.485             3.383             3.269             2.998

               102-01         3.646             3.563             3.470             3.366             3.250             2.976

               102-02         3.633             3.548             3.454             3.349             3.232             2.954

               102-03         3.619             3.534             3.439             3.332             3.213             2.932

               102-04         3.606             3.520             3.423             3.315             3.195             2.910

               102-05         3.593             3.505             3.407             3.298             3.176             2.888

               102-06         3.579             3.491             3.392             3.281             3.158             2.866

               102-07         3.566             3.477             3.376             3.264             3.140             2.844

               102-08         3.553             3.462             3.361             3.247             3.121             2.822

Spread @ Center Price           119               122               124               125               125               120

                  WAL          2.47              2.28              2.10              1.92              1.76              1.46

             Mod Durn         2.293             2.121             1.957             1.801             1.655             1.388

     Principal Window     Jan04 - Nov06     Jan04 - Nov06     Jan04 - Nov06     Jan04 - Nov06     Jan04 - Nov06     Jan04 - Nov06

            LIBOR_6MO         1.229             1.229             1.229             1.229             1.229             1.229

            LIBOR_IYR         1.454             1.454             1.454             1.454             1.454             1.454

              CMT_1YR         1.290             1.290             1.290             1.290             1.290             1.290


                             50 CPR            60 CPR           70 CPR           80 CPR
               101-24         2.866             2.453            1.868            1.006

               101-25         2.839             2.420            1.826            0.952

               101-26         2.813             2.388            1.785            0.898

               101-27         2.786             2.355            1.744            0.844

               101-28         2.760             2.322            1.703            0.791

               101-29         2.733             2.290            1.661            0.737

               101-30         2.706             2.257            1.620            0.683

               101-31         2.680             2.224            1.579            0.629

               102-00         2.653             2.192            1.538            0.576

               102-01         2.627             2.159            1.497            0.522

               102-02         2.600             2.127            1.456            0.469

               102-03         2.574             2.094            1.415            0.415

               102-04         2.548             2.062            1.374            0.362

               102-05         2.521             2.030            1.333            0.308

               102-06         2.495             1.997            1.292            0.255

               102-07         2.468             1.965            1.251            0.201

               102-08         2.442             1.932            1.210            0.148

Spread @ Center Price           104                74               18              -69

                  WAL          1.20              0.97             0.76             0.57

             Mod Durn         1.152             0.938            0.743            0.569

     Principal Window     Jan04 - Nov06     Jan04 - Nov06    Jan04 - Jun06    Jan04 - Nov05

            LIBOR_6MO         1.229             1.229            1.229            1.229

            LIBOR_IYR         1.454             1.454            1.454            1.454

              CMT_1YR         1.290             1.290            1.290            1.290

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

2A1

Balance        $38,900,000      Delay             24             WAC(1)     5.737

Coupon         5.487            Dated             12/1/2003      WAM(1)     359

Settle         12/30/2003       First Payment     1/25/2004

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 35 MONTHS AND THE 5% CLEANUP CALL.

                             10 CPR            15 CPR            20 CPR            25 CPR            30 CPR            40 CPR
               103-02+        4.051             3.929             3.793             3.641             3.471             3.070

               103-03+        4.038             3.915             3.777             3.624             3.453             3.048

               103-04+        4.025             3.901             3.762             3.607             3.434             3.026

               103-05+        4.012             3.886             3.746             3.590             3.416             3.004

               103-06+        3.998             3.872             3.731             3.573             3.398             2.982

               103-07+        3.985             3.858             3.715             3.556             3.379             2.961

               103-08+        3.972             3.843             3.700             3.539             3.361             2.939

               103-09+        3.958             3.829             3.684             3.522             3.343             2.917

               103-10+        3.945             3.815             3.669             3.506             3.324             2.895

               103-11+        3.932             3.800             3.653             3.489             3.306             2.874

               103-12+        3.919             3.786             3.638             3.472             3.288             2.852

               103-13+        3.905             3.772             3.622             3.455             3.270             2.830

               103-14+        3.892             3.757             3.607             3.438             3.251             2.808

               103-15+        3.879             3.743             3.591             3.422             3.233             2.787

               103-16+        3.866             3.729             3.576             3.405             3.215             2.765

               103-17+        3.852             3.714             3.560             3.388             3.197             2.743

               103-18+        3.839             3.700             3.545             3.371             3.178             2.722

Spread @ Center Price           148               146               142               137               131               109

                  WAL          2.47              2.28              2.10              1.92              1.76              1.46

             Mod Durn         2.269             2.102             1.942             1.790             1.647             1.386

     Principal Window     Jan04 - Nov06     Jan04 - Nov06     Jan04 - Nov06     Jan04 - Nov06     Jan04 - Nov06     Jan04 - Nov06

            LIBOR_6MO         1.229             1.229             1.229             1.229             1.229             1.229

            LIBOR_IYR         1.454             1.454             1.454             1.454             1.454             1.454

              CMT_1YR         1.290             1.290             1.290             1.290             1.290             1.290


                             50 CPR           60 CPR           70 CPR          80 CPR
               103-02+        2.561            1.879            0.916          -0.501

               103-03+        2.534            1.847            0.875          -0.553

               103-04+        2.508            1.815            0.835          -0.606

               103-05+        2.482            1.783            0.795          -0.658

               103-06+        2.456            1.751            0.754          -0.711

               103-07+        2.430            1.719            0.714          -0.763

               103-08+        2.403            1.687            0.674          -0.815

               103-09+        2.377            1.655            0.634          -0.868

               103-10+        2.351            1.623            0.593          -0.920

               103-11+        2.325            1.591            0.553          -0.972

               103-12+        2.299            1.560            0.513          -1.024

               103-13+        2.273            1.528            0.473          -1.076

               103-14+        2.247            1.496            0.433          -1.128

               103-15+        2.221            1.464            0.393          -1.181

               103-16+        2.195            1.432            0.353          -1.233

               103-17+        2.169            1.401            0.313          -1.285

               103-18+        2.143            1.369            0.273          -1.336

Spread @ Center Price            74               17              -76            -219

                  WAL          1.20             0.97             0.76            0.57

             Mod Durn         1.154            0.944            0.750           0.577

     Principal Window     Jan04 - Nov06    Jan04 - Nov06    Jan04 - Jun06   Jan04 - Nov05

            LIBOR_6MO         1.229            1.229            1.229

            LIBOR_IYR         1.454            1.454            1.454

              CMT_1YR         1.290            1.290            1.290

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

3A1

Balance        $75,000,000         Delay               24             WAC(1)    4.737

Coupon         4.486               Dated               12/1/2003      WAM(1)    356

Settle         12/30/2003          First Payment       1/25/2004

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 56 MONTHS AND THE 5% CLEANUP CALL.

                             10 CPR            15 CPR            20 CPR            25 CPR            30 CPR            40 CPR
               100-16         4.269             4.238             4.203             4.164             4.119             4.010

               100-18         4.250             4.216             4.178             4.136             4.087             3.970

               100-20         4.230             4.194             4.153             4.108             4.055             3.930

               100-22         4.210             4.172             4.129             4.080             4.024             3.890

               100-24         4.191             4.150             4.104             4.052             3.992             3.850

               100-26         4.171             4.128             4.079             4.024             3.961             3.810

               100-28         4.152             4.106             4.054             3.996             3.930             3.770

               100-30         4.132             4.084             4.029             3.968             3.898             3.730

               101-00         4.113             4.062             4.005             3.940             3.867             3.690

               101-02         4.093             4.040             3.980             3.913             3.836             3.651

               101-04         4.074             4.018             3.955             3.885             3.804             3.611

               101-06         4.054             3.996             3.931             3.857             3.773             3.571

               101-08         4.035             3.974             3.906             3.829             3.742             3.532

               101-10         4.016             3.952             3.881             3.802             3.711             3.492

               101-12         3.996             3.930             3.857             3.774             3.680             3.453

               101-14         3.977             3.908             3.832             3.746             3.649             3.414

               101-16         3.957             3.887             3.808             3.719             3.618             3.374

Spread @ Center Price           112               124               137               150               159               174

                  WAL          3.53              3.11              2.75              2.43              2.14              1.66

             Mod Durn         3.165             2.808             2.496             2.218             1.970             1.553

     Principal Window     Jan04 - Aug08     Jan04 - Aug08     Jan04 - Aug08     Jan04 - Aug08     Jan04 - Aug08     Jan04 - Aug08

            LIBOR_6MO         1.229             1.229             1.229             1.229             1.229             1.229

            LIBOR_IYR         1.454             1.454             1.454             1.454             1.454             1.454

              CMT_1YR         1.290             1.290             1.290             1.290             1.290             1.290


                             50 CPR            60 CPR            70 CPR            80 CPR
               100-16         3.867             3.667             3.425             3.084

               100-18         3.816             3.600             3.339             2.972

               100-20         3.764             3.534             3.254             2.861

               100-22         3.713             3.467             3.169             2.749

               100-24         3.662             3.401             3.084             2.638

               100-26         3.611             3.334             2.999             2.527

               100-28         3.560             3.268             2.914             2.416

               100-30         3.509             3.202             2.829             2.305

               101-00         3.459             3.136             2.744             2.195

               101-02         3.408             3.070             2.660             2.085

               101-04         3.357             3.004             2.576             1.974

               101-06         3.307             2.938             2.491             1.864

               101-08         3.256             2.872             2.407             1.755

               101-10         3.206             2.807             2.323             1.645

               101-12         3.155             2.741             2.240             1.536

               101-14         3.105             2.676             2.156             1.426

               101-16         3.055             2.611             2.072             1.317

Spread @ Center Price           178               168               139                93

                  WAL          1.28              0.97              0.75              0.57

             Mod Durn         1.214             0.934             0.730             0.559

     Principal Window     Jan04 - Apr08     Jan04 - Mar07     Jan04 - Jun06     Jan04 - Nov05

            LIBOR_6MO         1.229             1.229             1.229             1.229

            LIBOR_IYR         1.454             1.454             1.454             1.454

              CMT_1YR         1.290             1.290             1.290             1.290

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

3A1

Balance        $75,000,000    Delay            24             WAC(1)                    4.737

Coupon         3.930          Dated            12/1/2003      WAM(1)                    356

Settle         12/30/2003     First Payment    1/25/2004      Target Reset Margin:      1.750

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 56 MONTHS AND THE 5% CLEANUP CALL.

FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 56, THEN GROUP 3 NWAC -.566625, ELSE GROUP 3 NWAC - .256

                            15 CPR           20 CPR            25 CPR            30 CPR            40 CPR            50 CPR
                99-24        3.951            3.952             3.952             3.953             3.953             3.953

                99-25        3.941            3.941             3.940             3.939             3.937             3.932

                99-26        3.932            3.930             3.927             3.925             3.921             3.912

                99-27        3.922            3.919             3.915             3.911             3.905             3.892

                99-28        3.912            3.908             3.903             3.897             3.890             3.872

                99-29        3.902            3.897             3.890             3.883             3.874             3.852

                99-30        3.893            3.886             3.878             3.869             3.858             3.832

                99-31        3.883            3.875             3.865             3.855             3.842             3.812

               100-00        3.873            3.864             3.853             3.841             3.826             3.792

               100-01        3.863            3.853             3.841             3.827             3.811             3.772

               100-02        3.854            3.842             3.828             3.813             3.795             3.751

               100-03        3.844            3.831             3.816             3.799             3.779             3.731

               100-04        3.834            3.820             3.803             3.785             3.763             3.711

               100-05        3.824            3.809             3.791             3.771             3.748             3.691

               100-06        3.815            3.798             3.779             3.757             3.732             3.671

               100-07        3.805            3.787             3.766             3.743             3.716             3.651

               100-08        3.795            3.776             3.754             3.729             3.700             3.631

Spread @ Center Price           88              104               122               140               155               184

                  WAL         3.53             3.11              2.75              2.43              2.14              1.66

             Mod Durn        3.195            2.830             2.511             2.229             1.975             1.552

     Principal Window    Jan04 - Aug08    Jan04 - Aug08     Jan04 - Aug08    Jan04 - Aug08      Jan04 - Aug08     Jan04 - Aug08

            LIBOR_6MO        1.229            1.229             1.229             1.229             1.229             1.229

            LIBOR_IYR        1.454            1.454             1.454             1.454             1.454             1.454

              CMT_1YR        1.290            1.290             1.290             1.290             1.290             1.290


                            60 CPR            70 CPR            80 CPR
                99-24        3.953             3.950             3.946             3.941

                99-25        3.927             3.916             3.902             3.884

                99-26        3.901             3.882             3.859             3.827

                99-27        3.875             3.848             3.816             3.770

                99-28        3.849             3.815             3.773             3.714

                99-29        3.823             3.781             3.730             3.657

                99-30        3.798             3.747             3.686             3.601

                99-31        3.772             3.714             3.643             3.544

               100-00        3.746             3.680             3.600             3.488

               100-01        3.720             3.647             3.557             3.431

               100-02        3.695             3.613             3.514             3.375

               100-03        3.669             3.580             3.471             3.319

               100-04        3.643             3.546             3.428             3.262

               100-05        3.618             3.513             3.385             3.206

               100-06        3.592             3.479             3.342             3.150

               100-07        3.566             3.446             3.300             3.094

               100-08        3.541             3.412             3.257             3.038

Spread @ Center Price          207               222               225               222

                  WAL         1.28              0.97              0.75              0.57

             Mod Durn        1.210             0.928             0.724             0.552

     Principal Window    Jan04 - Apr08     Jan04 - Mar07     Jan04 - Jun06     Jan04 - Nov05

            LIBOR_6MO        1.229             1.229             1.229             1.229

            LIBOR_IYR        1.454             1.454             1.454             1.454

              CMT_1YR        1.290             1.290             1.290             1.290

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

4A1

Balance        $57,000,000        Delay           24          WAC(1)               5.973

Coupon         5.170              Dated           12/1/2003   WAM(1)               357

Settle         12/30/2003         First Payment   1/25/2004   Target Reset Margin: 1.750

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 58 MONTHS AND THE 5% CLEANUP CALL.
FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 58, THEN GROUP 4 NWAC - ..553878, ELSE GROUP 4 NWAC - .75

                              10 CPR            15 CPR            20 CPR            25 CPR            30 CPR            40 CPR
               101-24          4.592             4.507             4.414             4.308             4.188             3.900

               101-25          4.583             4.497             4.402             4.295             4.173             3.880

               101-26          4.573             4.486             4.390             4.281             4.157             3.861

               101-27          4.564             4.475             4.378             4.268             4.142             3.842

               101-28          4.554             4.465             4.366             4.254             4.127             3.822

               101-29          4.545             4.454             4.354             4.241             4.112             3.803

               101-30          4.536             4.444             4.342             4.227             4.097             3.783

               101-31          4.526             4.433             4.330             4.214             4.081             3.764

               102-00          4.517             4.422             4.318             4.200             4.066             3.745

               102-01          4.508             4.412             4.306             4.187             4.051             3.725

               102-02          4.498             4.401             4.294             4.173             4.036             3.706

               102-03          4.489             4.391             4.282             4.160             4.021             3.687

               102-04          4.479             4.380             4.270             4.146             4.005             3.668

               102-05          4.470             4.370             4.258             4.133             3.990             3.648

               102-06          4.461             4.359             4.246             4.120             3.975             3.629

               102-07          4.451             4.348             4.235             4.106             3.960             3.610

               102-08          4.442             4.338             4.223             4.093             3.945             3.591

Spread @ Center Price            146               155               163               171               176               177

                  WAL           3.69              3.24              2.85              2.50              2.20              1.70

             Mod Durn          3.256             2.880             2.555             2.267             2.009             1.579

     Principal Window      Jan04 - Oct08     Jan04 - Oct08     Jan04 - Oct08     Jan04 - Oct08     Jan04 - Oct08     Jan04 - Oct08

            LIBOR_6MO          1.229             1.229             1.229             1.229             1.229             1.229

            LIBOR_IYR          1.454             1.454             1.454             1.454             1.454             1.454

              CMT_1YR          1.290             1.290             1.290             1.290             1.290             1.290


                              50 CPR            60 CPR            70 CPR           80 CPR
               101-24          3.516             2.998             2.371            1.492

               101-25          3.491             2.965             2.330            1.438

               101-26          3.466             2.933             2.288            1.384

               101-27          3.441             2.901             2.247            1.330

               101-28          3.416             2.868             2.205            1.276

               101-29          3.391             2.836             2.164            1.222

               101-30          3.366             2.803             2.122            1.168

               101-31          3.341             2.771             2.081            1.114

               102-00          3.316             2.739             2.040            1.060

               102-01          3.292             2.706             1.998            1.006

               102-02          3.267             2.674             1.957            0.952

               102-03          3.242             2.642             1.916            0.898

               102-04          3.217             2.610             1.875            0.845

               102-05          3.192             2.577             1.833            0.791

               102-06          3.168             2.545             1.792            0.737

               102-07          3.143             2.513             1.751            0.684

               102-08          3.118             2.481             1.710            0.630

Spread @ Center Price            163               128                69              -21

                  WAL           1.30              0.98              0.76             0.57

             Mod Durn          1.228             0.944             0.739            0.566

     Principal Window      Jan04 - Apr08     Jan04 - Mar07     Jan04 - Jun06    Jan04 - Nov05

            LIBOR_6MO          1.229             1.229             1.229            1.229

            LIBOR_IYR          1.454             1.454             1.454            1.454

              CMT_1YR          1.290             1.290             1.290            1.290

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

4A1

Balance        $57,000,000         Delay               24                  WAC(1)         5.973

Coupon         5.7238              Dated               12/1/2003           WAM(1)         357

Settle         12/30/2003          First Payment       1/25/2004

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 58 MONTHS AND THE 5% CLEANUP CALL.

                             10 CPR            15 CPR            20 CPR            25 CPR            30 CPR            40 CPR
              102-21+         4.859             4.736             4.600             4.447             4.273             3.857

              102-22+         4.850             4.725             4.588             4.434             4.258             3.837

              102-23+         4.840             4.715             4.576             4.420             4.243             3.818

              102-24+         4.831             4.704             4.564             4.407             4.228             3.799

              102-25+         4.821             4.694             4.552             4.393             4.213             3.780

              102-26+         4.812             4.683             4.540             4.380             4.197             3.761

              102-27+         4.803             4.672             4.529             4.366             4.182             3.741

              102-28+         4.793             4.662             4.517             4.353             4.167             3.722

              102-29+         4.784             4.651             4.505             4.340             4.152             3.703

              102-30+         4.774             4.641             4.493             4.326             4.137             3.684

              102-31+         4.765             4.630             4.481             4.313             4.122             3.665

              103-00+         4.756             4.619             4.469             4.299             4.107             3.646

              103-01+         4.746             4.609             4.457             4.286             4.092             3.627

              103-02+         4.737             4.598             4.445             4.273             4.077             3.608

              103-03+         4.728             4.588             4.433             4.259             4.062             3.588

              103-04+         4.718             4.577             4.422             4.246             4.047             3.569

              103-05+         4.709             4.567             4.410             4.233             4.032             3.550

Spread @ Center Price           173               178               182               185               184               173

                  WAL          3.69              3.24              2.85              2.50              2.20              1.70

             Mod Durn         3.224             2.856             2.538             2.255             2.002             1.578

     Principal Window     Jan04 - Oct08     Jan04 - Oct08     Jan04 - Oct08     Jan04 - Oct08     Jan04 - Oct08     Jan04 - Oct08

            LIBOR_6MO         1.229             1.229             1.229             1.229             1.229             1.229

            LIBOR_IYR         1.454             1.454             1.454             1.454             1.454             1.454

              CMT_1YR         1.290             1.290             1.290             1.290             1.290             1.290


                             50 CPR            60 CPR           70 CPR          80 CPR
              102-21+         3.302             2.555            1.652           0.387

              102-22+         3.278             2.523            1.611           0.334

              102-23+         3.253             2.491            1.570           0.281

              102-24+         3.228             2.459            1.529           0.228

              102-25+         3.204             2.427            1.489           0.175

              102-26+         3.179             2.396            1.448           0.122

              102-27+         3.155             2.364            1.407           0.069

              102-28+         3.130             2.332            1.367           0.016

              102-29+         3.105             2.300            1.326          -0.037

              102-30+         3.081             2.268            1.285           -0.09

              102-31+         3.056             2.236            1.245          -0.143

              103-00+         3.032             2.204            1.204          -0.195

              103-01+         3.007             2.173            1.164          -0.248

              103-02+         2.983             2.141            1.123          -0.301

              103-03+         2.958             2.109            1.083          -0.354

              103-04+         2.934             2.077            1.042          -0.406

              103-05+         2.909             2.046            1.002          -0.459

Spread @ Center Price           142                84               -3            -130

                  WAL          1.30              0.98             0.76            0.57

             Mod Durn         1.231             0.949            0.744           0.572

     Principal Window     Jan04 - Apr08     Jan04 - Mar07    Jan04 - Jun06   Jan04 - Nov05

            LIBOR_6MO         1.229             1.229            1.229           1.229

            LIBOR_IYR         1.454             1.454            1.454           1.454

              CMT_1YR         1.290             1.290            1.290           1.290

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.